SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           February 24, 2006
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                    Federal Way, Washington 98063-9777
                  (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))


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TABLE OF CONTENTS

ITEM 7.01. Regulation FD Disclosure

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                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD DISCLOSURE

On February 24, 2006, Weyerhaeuser Company issued a press release stating the following:


Weyerhaeuser Names Kenneth F. Khoury SVP, General Counsel

FEDERAL WAY, Wash. (Feb. 24, 2006) - Weyerhaeuser Company (NYSE: WY) today announced that the board of directors has elected Kenneth F. Khoury, 54, senior vice president and general counsel effective April 3.

Khoury will report to Steven R. Rogel, chairman, president and chief executive officer, and will become a member of the company's senior management team. He succeeds Robert A. Dowdy, 64, who plans to retire in June. Before his retirement, Dowdy will work closely with Khoury to ensure a smooth transition.

"We are extremely pleased to have a lawyer with Ken's experience and expertise join us and assume leadership of our legal department," Rogel said. "Not only does Ken possess an outstanding legal mind, he brings with him extensive management experience and knowledge of our industry which will prove valuable as he works with other leaders to chart our future direction.

"All of us at Weyerhaeuser are indebted to Bob Dowdy for building an outstanding law department and helping guide us through a period of growth and change," Rogel said. "As general counsel, Bob played a lead role in all of the major acquisitions we have undertaken to position Weyerhaeuser as a global leader in our industry. But Bob's contributions go beyond his role as the leader of our Law department. As a member of our senior management team, I have always counted on Bob to provide sound counsel on all of our business decisions. We all wish him the best as he prepares to retire after distinguished service to our company."

Khoury joins Weyerhaeuser from Georgia-Pacific Corporation, a privately held, wholly owned subsidiary of Koch Industries, where he served as vice president and deputy general counsel. Before joining Georgia-Pacific in 1990, Khoury held legal positions with Shearson-Lehman Brothers, The Continental Corporation, Airco, and the law firm of White & Case where he was involved in mergers and acquisitions.

Khoury graduated from the Fordham University School of Law in 1977. He holds a bachelor of arts degree from Rutgers University.

Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2005, sales were $22.6 billion. It has offices or operations in 18 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.


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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEYERHAEUSER COMPANY

                                     By   /s/ Steven J. Hillyard
                                          ---------------------------
                                     Its: Vice President and
                                          Chief Accounting Officer
Date:  February 24, 2006
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